THE SECURITIES EVIDENCED BY THIS CONVERTIBLE NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, OR OTHERWISE TRANSFERRED, IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND UNDER ANY SUCH APPLICABLE STATE LAWS.


                    International Paintball Association, Inc.


                     COMMERCIAL CONVERTIBLE PROMISSORY NOTE
                            (Conversion of Payables)


$200,534.25                                               Dated: April 10, 2009

         On this the 10th day of April, 2009, FOR VALUE RECEIVED, International Paintball Association, Inc., a Colorado corporation located at 501 Trophy Lake Drive Ste 314 PMB 106, Trophy Club, Texas, 76262 (hereinafter "Maker"), promises to pay to J.H. Brech, LLC or his/her/its assigns ("Holder"), the principal amount of TWO HUNDRED THOUSAND FIVE HUNDRED THIRTY FOUR DOLLARS AND TWENTY FIVE CENTS ($200,534.25) ("Loan") advanced by Holder in the form of services rendered in accordance with the Consulting Agreement with J.H. Brech, LLC dated September 1, 2004, together with interest on the unpaid principle amounts as set forth in this Commercial Convertible Promissory Note (this "Note")(the Loans and interest thereon referred to collectively as the "Indebtedness") no later than April 10, 2010 (the "Maturity Date").

         The principle amount advanced by Holder is: US $200,534.25

1) Principle Amount. The entire principle amount of Two hundred thousand five hundred thirty four dollars and twenty five cents ($200,534.25) ("Principal Amount") shall be owned by Maker upon signing of this Note, and shall be payable on the Maturity Date (as defined herein).

2) Interest on the Loan. From the date of this Loan and thereafter until maturity or earlier repayment in full of such Loan, interest on the principle amount of the Loan outstanding shall be calculated for each monthly payment period on the basis of a calendar month elapsed for the Loan and accrue and be payable monthly in amount equal to one half percent (0.5%) of the Principle Amount per month (6% per year) simple interest (unless Note goes into default at which time this Note will begin to accrue at a higher and compounded interest rate).

3)  Payments:
         a) Interest Payments. Interest shall be paid by Maker to Holder annually at the rate of 6% of the Principle Amount per calendar year starting the month following the first anniversary date as first written above and due each 12 month thereafter on the same day of each month until Principal Amount is paid to Holder in full.
         b) Interest rate for Overdue Amounts. In the Event of Default, Maker shall be liable to Holder for a late fee of Fifty and No/100Dollars ($50.00) per day up to a maximum of ten (10) days. In the event this Note goes into default, late fees will no longer apply. However, Maker will be responsible for interest as follows: From and after the occurrence of any Event of Default (as that term is defined herein) or the Maturity Date, whether by acceleration or otherwise, interest shall accrue on the amount of principal balance outstanding hereunder at the rate of eighteen percent (18%) per annum, and upon default, shall compound yearly (the "Default Rate"). Interest accruing at the Default Rate shall be payable upon demand.
         c) Other Payment Provisions. All payments of principle and interest hereunder shall be payable to Holder in lawful money of the United States of America in immediately available funds. All delivery of payments shall be made at the offices of Holder, or at such other place as Holder may designate in writing, no later than 3 p.m. on the date when due, without offset. Any payment coming due on a day which is not a Business Day, shall be made on the next succeeding Business Day, and any such extension of the time of payment shall be included in the computation of interest payments. All payments shall be made via bank wire transmission as per the following bank wire instructions:
                  Comerica Bank
                  Richardson, Texas
                  Routing # 111000753
                  Account # 1881034001

d) Prepayments. Maker may prepay the unpaid balance of any of the Note in whole at any time or in part from time to time without penalty; provided that any such prepayment is accompanied by interest accrued and unpaid on the amount so prepaid to the date of such prepayment.

e) All agreements between the Maker hereof and the Holder hereof, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity hereof, or otherwise, shall the amount paid, or agreed to be paid to the Holder hereof for the use, forbearance, or detention of the money to be loaned hereunder or otherwise or for the payment or performance of any covenant or obligation contained herein or in any other document evidencing, securing, or pertaining to the indebtedness evidenced hereby, exceed the maximum amount permissible under applicable law. If from any circumstance whatsoever fulfillment of any provision hereof or of such other documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, the ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance the Holder hereof shall ever receive as interest or otherwise an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal indebtedness of the undersigned to the Holder hereof, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to the undersigned. All sums paid or agreed to be paid by the undersigned for the use, forbearance or detention of the indebtedness of the undersigned to the Holder hereof shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of such indebtedness until payment in full in such manner that there will be no violation of the applicable laws pertaining to the maximum rate or amount of interest which may be contracted for, charged or received with respect to such indebtedness. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between the undersigned and the Holder hereof.


4) Maturity. Upon signature execution ot this Note, the entire outstanding Indebtedness hereunder, including any and all accrued and unpaid interest and any other amounts due hereunder, shall become due and payable in full on the Maturity Date (as defined herein).

5) Assignment. Maker may not assign, transfer, novate or dispose of this Note, or any of its interests, rights or obligations hereunder, without the prior written consent of the Holder.

6) Cancellation. Maker understands and agrees that, upon signing of this Note, the entire Principal Amount shall be owed by Maker on the Maturity Date (as described herein) and that Interest shall be owed by Maker each month thereafter on the same day of this Note until such Principal Amount is paid in full. Maker further understands and agrees that, once executed by Maker, this Note may not be cancelled by Maker at for any reason whatsoever.

7)  Default and Acceleration:
   a) The occurrence of any of the following shall constitute an "Event of Default" under this Commercial Convertible Promissory Note.
         i) The failure of Maker to pay the Principal Amount, which shall be due on the Maturity Date, immediately upon execution of this Note by Maker.
         ii) The failure of Maker to pay the monthly interest payments by the agreed upon due date, as described herein.
         iii) The institution of legal proceedings against the Maker under any state insolvency laws, federal bankruptcy law, or similar debtor relief laws then in effect. v) The failure of Maker to remain current in its SEC filings and GAAP audited financial requirements. vi) The failure of Maker to maintain an SEC approved independent auditor.

b) In the event of (a)(i) through (a)(vii) above, then a default may be declared at the option of Holder without presentment, demand, protest or further notice of any kind (all of which are hereby expressly waived by Maker). In such event Holder shall be entitled to be paid in full the balance of any unpaid principal amount hereunder plus all accrued and unpaid interest hereunder and any costs to enforce the terms hereof, including, without limitation, reasonable attorney's fees. Holder may waive any Event of Default before or after it occurs and may restore this Commercial Convertible Promissory Note in full effect without impairing the right to declare it due for a subsequent default.
c) No course of dealing between Holder and Maker or any failure or delay on the part of Holder in exercising any rights or remedies hereunder shall operate as a waiver of any rights or remedies of Holder under this or any other applicable instrument. No single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.
d) Holder is empowered to set off and apply any monies at any time held or any other indebtedness at any time due and payable by Holder to or for the credit of Maker against the Indebtedness of Maker evidenced by this Note. Holder shall promptly notify Maker after any such set-off, provided that the failure to provide notice shall not affect the validity of the set-off.
e) Name of the rights, remedies, privileges, or powers of Holder expressly provided for herein shall be exclusive, but each of them shall be cumulative with and in addition to every other right, remedy, privilege and power now or hereafter existing in favor of Holder, whether at law or in equity, by statue or otherwise.
f) Maker shall pay all reasonable expenses of any nature, whether incurred in or out of court, and whether incurred before or after this Note shall become due at its maturity date or otherwise (including but not limited to reasonable attorney's fees and costs) which Holder any deem necessary or proper in connection with the satisfaction of indebtedness. Holder is authorized to pay at any time and from time to tome any or all of such expenses, add the amount of such payment to the amount of principal outstanding and charge interest thereon at the rated specified herein.

8) Conversion Privilege: The Holder of this Note shall have the option, in its sole discretion, until maturity and extension if mutually agreed, to convert all or part of the principal balance and accrued interest of this Note to common stock of the Maker at $ 0.50 per share. Upon conversion, the stock will be issued as follows:

         Name:    J.H. Brech, LLC
         Address: 1101 E. Duke Street
         Address: Hugo, Oklahoma, 74743
         Tax ID # 14-1909958

9) Severability. In the event any one or more of the provisions contained in this Note or any other loan document shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegally or unenforceability shall not effect any other provision of this Note or such other loan documents, but this Note and such other loan document shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

10) Representation and Warranty. Maker hereby declares, represents and warrants to Holder that it is a business or commercial organization and that the Indebtedness evidenced hereby is made for the purpose of acquiring or carrying on a business or commercial enterprise within the meaning of the laws of the State of Texas. Maker shall keep available those number of shares as referred to in paragraph 8 above reserved and issuable only to Holder until the entire principle and interest of this Note is satisfied. Maker hereby further declares represents and warrants to Holder the following:
         a) The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock of which 10,849,166 shares and 0 shares, respectively, are issued and outstanding as of the date hereof and are fully paid and non-assessable. b) The Company is a corporation duly organized, validly existing and in good standing under the laws of the state or jurisdiction in which it is incorporated and is duly qualified as a foreign corporation in all jurisdictions in which the failure to qualify would reasonably be expected to have a material adverse effect on the business, properties, prospects, condition (financial or otherwise) or results of operations of the Company or on the consummation of any of the transactions contemplated by this Agreement (a "Material Adverse Effect").
         c) The Company has the requisite corporate power and authority to enter into the Note and to perform all of its obligations hereunder and thereunder (including the issuance, sale and delivery to Holder of the Securities). The execution, delivery and performance by the Company of the Documents and the consummation by the Company if the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action of the part of the Company and no further filing, consent, or authorization is required by the Company, its board of directors, or its stockholders. d) Since June 30, 2008 there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operation or prospects of the Company or any of its Subsidiaries.

Holder's Warranty:
a) Holder is purchasing the Note and the Common Stock issuable upon conversion or redemption of the Note (the "Conversion Shares" and, collectively with the Note, the "Securities") for its own account, for investment purposes only and not with a view towards or in connection with the public sale or distribution thereof in violation of the Securities Act.
b) Holder is (i) and "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act, (ii) experienced in making investments of the kind contemplated by this Agreement,
              (iii) capable, by reason of its business and financial experience, of evaluating the relative merits and risks of an investment in the Securities, and (iv) able to afford the loss of its investment in the Securities.
c) Holder understands that the Securities are being offered and sold by the Company in reliance on an exemption from the registration requirements of the Securities Act and equivalent state securities and "blue sky" laws, and that the Company is relying upon the accuracy of, and the Holder's compliance with, Holder's representations, warranties and covenants set for the in this Agreement to determine the availability of such exemption and the eligibility of Holder to purchase the Securities;

d) Holder understands that the Securities have not been approved or disapproved by the Securities and Exchange Commission (the "Commission') or state or provincial securities commission
e) This Agreement has been duly and validly authorized, executed and delivered by Holder and is a valid and binding agreement of Holder enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws.

11) Notice. All notices, demands and other communications given or delivered under this Agreement shall be in writing and shall be deemed to have been given when personally delivered, mailed by first class mail, return receipt requested, or delivered by express courier service or emailed or sent via facsimile with a hard copy to follow:

          If to Consultant:         J.H. Brech, LLC
                                    1101 E. Duke Street
                                    Hugo, Oklahoma, 74743

          If to Company:   International Paintball Association, Inc.
                                    501 Trophy Lake Dr. Ste 314 PMB 106
                                    Trophy Club, Texas, 76262


         12) Waiver of Trail by Jury: Maker agrees that any suit, action or proceeding, whether claim or counterclaim, brought or instituted by Holder on or with respect to this Note shall be tried only by a court and not by a jury. MAKER HEREYBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING. Maker acknowledges and agrees that Holder would not extend credit hereunder if this waiver of a jury trial were not part of this Note.

         13) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         14) Assignable. This Note and Holder's Interest therein, may be assigned to another in whole or part by Holder at Holder's option.







                                                  (SIGNATURE PAGE FOLLOWS)

         IN  WITNESS  WHEREOF,   the  undersigned  has  caused  this  Commercial
         Convertible Promissory Note to be executed as of the day and year first above written.




                                INTERNATIONAL PAINTBALL ASSOCIATION, INC.
                                          a Colorado Corporation



                               by:_______________________
                                  President





                                 J.H. BRECH, LLC
                                 a Texas Limited Liability Company



                                by:_______________________
                                   Manager/Member